Uranium International Corp. 10475 Park Meadows Drive, Suite 600 Lone Tree, Colorado 80124

NEWS RELEASE

URANIUM INTERNATIONAL CORP. ANNOUNCES EXPLORATION PROGRAM FOR
GUAYABALES GOLD PROJECT, MARMATO DISTRICT, COLOMBIA.

DENVER, CO., May 5, 2010 - Uranium International Corp. ("URNI" or the "Company") (OTCBB: URNI) announces the exploration program for the recently acquired Guayabales gold property located in the Marmato gold district, Department of Caldas, Colombia.

The Guayabales gold property has been described previously in an assessment report dated April 5, 2007, prepared by Richard Thompson, for Colombian Mines Corporation, in accordance with National Instrument 43-101, Standards of Disclosure for Mineral Projects ("NI 43-101"), of the Canadian Securities Administrators.

The Guayabales Gold Property

The Guayabales property is comprised of 247 hectares located approximately 80 km south of Medellin with excellent infrastructure and road access by paved and gravel road. The property lies at elevations up to 2000 meters above sea level within the upper temperate climatic zone. The Company is informed that Guayabales is unaffected by the recent enactment of Law 1382 of the Colombian Mining Code that prohibits mining activity in the Paramo ecosystem, which generally occurs at elevations above 3,200 meters.

The property is within the Middle Cauca gold belt and is located 1.5 km northwest along trend from and immediately adjacent to the Marmato, Echandia and Zona Baja mining areas of the Marmato gold district.

The Company is informed that the Guayabales property contains 16 historic and active underground mines. Prior surface and underground sampling conducted by Colombian Mines Corporation has previously identified continuous gold mineralization within the Encanto fault zone that occurs within Miocene-age porphyritic intrusive rocks and as a bounding structure between the young intrusive rocks and older sedimentary rocks.

The Company is also informed that in 2008 the previous operator of the Guayabales property, Colombian Mines Corporation, completed 17 holes totaling 2000 meters of drilling in and around the Encanto Zone, and collected 1,980 underground and surface samples. Drilling results included up to 21.5 meters @ 2.43 g/t gold, including 3.2 meters @ 11.0 g/t gold. Exploration data interpreted by the Company's Chief Geologist, K. Laskowski, states that only four of the 11 drill holes in the Encanto Zone were successful in penetrating the complete zone, indicating the zone remains open for additional exploration in all directions. The four holes that intersected the entire Encanto zone produced a weighted average intercept of 31.4 meters @ 1.46 g/t gold and 16.4 g/t silver (not true thickness) (Source: Mercer Gold Corp. internal report dated February 17, 2010). The Company is informed that significant higher grade zones are present within this zone, including drill hole GDH-07, which penetrated an interpreted high grade ore shoot that assayed 21.5 meters @ 2.43 g/t gold.

The mineralization at the Marmato district occurs over a vertical range of +1000 meters, however, exploration at the Encanto Zone has only considered near surface mineralization, to a depth of approximately 100 meters, indicating there is excellent potential for discovery of gold mineralization at depth. The combination of these areas of mineralization indicates that the property has the potential for the identification of gold mineralization with further exploration.

Exploration Program

The Company has retained Exploration Geotechnologies Inc., of Littleton, Colorado, to produce an updated NI 43-101 technical report for the Guayabales property. A two-phase exploration program is planned for the next 12 months.

The first phase of the program commenced May 1st and includes systematic geological mapping and rock sampling of the entire property, with systematic soil sampling in areas of alteration and known mineralization. Mineralized areas will be further evaluated with systematic channel sampling and trench sampling, to identify priority drill targets. The Company plans to expend $1.5 million on the Phase I program. Airborne geophysical surveys will also be considered during the Phase I program.

The Phase II exploration program will include 2000-5000 meters of drilling, which will be planned upon receipt of results.

The contents of this press release have been reviewed and approved by Keith Laskowski, Chief Geologist, a director of the Company, and a "Qualified Person" as defined in NI 43-101.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the "SEC") applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release uses the terms "measured mineral resources", "indicated mineral resources" and "inferred mineral resources". While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, "inferred resources" have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

For further information see: www.uraniuminternational.com

Symbol: OTCBB - URNI; Frankfurt AN4, WKN NO. A0MUN4.

Contact:        Investor Relations (USA)
                      Tel. 1-720-279-2377

                      Investor Relations (Europe)
                      Tel. +41-43-888-6701

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY'S PLANS WITH RESPECT TO ITS TWO-PHASE EXPLORATION PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

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